Exhibit 99.2

NOVELOS THERAPUETICS, INC. (a Development Stage Company)
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On April 8, 2011, Novelos completed the acquisition of Cellectar, Inc. (“Cellectar”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) between Novelos, Cellectar and Cell Acquisition Corp., a wholly owned subsidiary of Novelos (the “Merger Subsidiary”). As a result, Cellectar was merged into the Merger Subsidiary (the “Acquisition”) and the Merger Subsidiary, which has been renamed Cellectar, Inc., owns all assets and operates the business previously owned and operated by Cellectar.  References in these unaudited pro forma combined financial statements and notes to “Cellectar” relate to the activities and financial information of Cellectar prior to the Acquisition,  references to “Novelos” relate to the activities and financial information of Novelos prior to the Acquisition and references to “the Company” or “we” or “us” or “our” relate to the activities of the combined Company following the Acquisition.

The following unaudited pro forma condensed combined financial statements combine the historical financial statements of Novelos and Cellectar after giving effect to the Acquisition.  The unaudited pro forma condensed combined financial statements are provided for informational purposes only and are subject to a number of uncertainties and assumptions and do not purport to represent what the combined companies’ actual performance or financial position would have been if Novelos and Cellectar had been operating as combined entities for the periods presented and does not purport to indicate the financial position or results of operations as of any future date or for any future period.  These unaudited condensed combined financial statements should be read in conjunction with the historical financial statements, including the notes thereto, of Novelos included in our Form 10-K for the year ended December 31, 2010, our Form 10-Q for the three-month period ended March 31, 2011 and in the historical financial statements included elsewhere in this Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the three-month period ended March 31, 2011 and the twelve-month period ended December 31, 2010 give effect to the Acquisition as if it had occurred January 1, 2010.  The unaudited pro forma condensed combined balance sheet as of March 31, 2011 gives effect to the Acquisition as if it had occurred on that date.

The pro forma adjustments are based on available information, preliminary estimates and certain assumptions that the Company believes are reasonable and are described in the accompanying notes to the unaudited pro forma condensed combined financial statements.  The unaudited pro forma condensed combined financial statements assume that the Acquisition will be accounted for using the purchase method of accounting in accordance with ASC Topic 805 – Business Combinations.  The total purchase price has been preliminarily allocated based on available information and the preliminary estimates and assumptions that management believes are reasonable.  The allocation of the purchase price has not been finalized and the actual adjustments may change when the final valuation of certain intangible assets is determined.  Accordingly, there can be no assurance that the final allocation of purchase price will not materially differ from the preliminary allocations reflected in the unaudited pro forma condensed combined financial statements.

NOVELOS THERAPEUTICS, INC.
(a Development Stage Company)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 2011

	Historical
	Novelos	Cellectar	Pro forma Adjustments		Pro forma Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,030,942	$298,667	$4,319,158	(a)	$5,648,767
Restricted cash	—	555,000	(500,000)	(b)	55,000
Deferred issuance costs	28,500	—	(28,500)	(c)	—
Prepaid expenses and other current assets	28,042	55,625	—		83,667
Total current assets	1,087,484	909,292	3,790,658		5,787,434
FIXED ASSETS, NET	6,515	3,366,315	—		3,372,830
EXCESS OF PURCHASE PRICE OVER NET ASSETS ACQUIRED	—	—	1,933,349	(d)	1,933,349
OTHER ASSETS	15,350	12,747	—		28,097
TOTAL ASSETS	$1,109,349	$4,288,354	$5,724,007		$11,121,710

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$250,008	$686,264	$—		$936,272
Accrued interest	—	450,851	(450,851)	(e)	—
Derivative liability	162,760	—	(106,710)	(f)	56,050
Deferred revenue, current	33,333	—	—		33,333
Notes payable, current portion	—	625,745	(625,745)	(g)	—
Capital lease obligations, current portion	—	2,121	—		2,121
Total current liabilities	446,101	1,764,981	(1,183,306)		1,027,776
LONG-TERM LIABILITIES:
Convertible debt	—	2,720,985	(2,720,985)	(e)	—
Notes payable, net of current portion	—	450,000	—		450,000
Deferred revenue, non-current	358,333	—	—		358,333
Deferred rent	—	119,634	—		119,634
Capital lease obligations, net of current portion	—	5,782	—		5,782
Total long-term liabilities	358,333	3,296,401	(2,720,985)		933,749
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY (DEFICIENCY):
Common stock	30	128	110	(h)	268
Additional paid-in capital	75,291,653	24,237,100	(64,650,607)	(i)	34,878,146
Accumulated deficit	(74,986,768)	—	74,986,768	(j)	—
Deficit accumulated during the development stage	—	(25,010,256)	(707,973)	(k)	(25,718,229)
Total stockholders’ equity (deficiency)	304,915	(773,028)	9,628,298		9,160,185
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)	$1,109,349	$4,288,354	$5,724,007		$11,121,710

See accompanying notes to the unaudited pro forma combined financial statements.

NOVELOS THERAPEUTICS, INC.
(a Development Stage Company)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
for the Three Months Ended March 31, 2011

	Historical
	Novelos	Cellectar	Pro forma Adjustments		Pro forma Combined
REVENUE	$8,333	$—	$—		$8,333

COSTS AND EXPENSES:
Research and development	532,686	471,404	—		1,004,090
General and administrative	611,877	382,160	(449,347	)(l)	544,690
Total costs and expenses	1,144,563	853,564	(449,347)		1,548,780

LOSS FROM OPERATIONS	(1,136,230)	(853,564)	449,347		(1,540,447)

OTHER INCOME (EXPENSE):
Grant income	—	44,479	—		44,479
Gain on derivative instruments	125,490	—	—		125,490
Interest income (expense), net	668	(156,167)	157,368	(m)	1,869
Total other income (expense)	126,158	(111,688)	157,368		171,838
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(1,010,072)	$(965,252)	$606,715		$(1,368,609)
BASIC AND DILUTED NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER COMMON SHARE	$(0.34)	$(0.08)			$(0.05)
SHARES USED IN COMPUTING BASIC AND DILUTED NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER COMMON SHARE	2,959,871	12,820,102			26,808,004

See accompanying notes to the unaudited pro forma combined financial statements.

NOVELOS THERAPEUTICS, INC.
(a Development Stage Company)
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
for the Twelve Months Ended December 31, 2010

	Historical
	Novelos	Cellectar	Pro forma Adjustments		Pro forma Combined
REVENUE	$33,334	$—	$—		$33,334

COSTS AND EXPENSES:
Research and development	2,997,984	2,984,207	—		5,982,191
General and administrative	2,486,032	1,209,474	372,994	(l)	4,068,500
Total costs and expenses	5,484,016	4,193,681	372,994		10,050,691

LOSS FROM OPERATIONS	(5,450,682)	(4,193,681)	(372,994)		(10,017,357)

OTHER INCOME (EXPENSE):
Grant income	244,479	200,000	—		444,479
Gain on derivative instruments	8,118,174	—	—		8,118,174
Liquidated damages	(819,000)	—	—		(819,000)
Interest income (expense), net	2,421	(566,156)	(102,766	)(n)	(666,501)
Other income	—	(426)	—		(426)
Total other income (expense)	7,546,074	(366,582)	(102,766)		7,076,726

Net income (loss)	2,095,392	(4,560,263)	(475,760)		(2,940,631)
Preferred stock dividend	(2,207,827)	—	2,207,827	(o)	—
Preferred stock deemed dividend	(12,541,201)	—	11,076,201	(o)	(1,465,000)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(12,653,636)	$(4,560,263)	$12,808,268		$(4,405,631)
BASIC AND DILUTED NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER COMMON SHARE	$(15.36)	$(0.36)			$(0.16)
SHARES USED IN COMPUTING BASIC AND DILUTED NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER COMMON SHARE	823,932	12,820,102			26,808,004

See accompanying notes to the unaudited pro forma combined financial statements

NOVELOS THERAPEUTICS, INC.
(a Development Stage Company)
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The unaudited pro forma condensed combined statements of operations for the three-month period ended March 31, 2011 and the twelve-month period ended December 31, 2010 have been prepared based on the historical information of Novelos and Cellectar giving effect to the Acquisition as if it had occurred January 1, 2010.  The unaudited pro forma combined balance sheet as of March 31, 2011 has been prepared based on the historical information of Novelos and Cellectar giving effect to the Acquisition as if it had occurred on that date.

In accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), unaudited statements may omit or condense information and disclosures normally required for a complete set of financial statements prepared in accordance with generally accepted accounting principles.  Management believes that the notes to the unaudited pro forma financial statements as presented contain disclosures adequate to make the information presented useful and not misleading.

The pro forma adjustments are based on available information, preliminary estimates and certain assumptions that the Company believes are reasonable and are described in the accompanying notes to the unaudited pro forma condensed combined financial statements, which should be read in conjunction with these unaudited pro forma condensed combined financial statements.

As consideration for the Acquisition, the stockholders of Cellectar received aggregate consideration consisting of a number of shares of Novelos common stock constituting approximately 85% of the outstanding shares of Novelos common stock, after giving effect to the Acquisition but before giving effect to the concurrent private placement of our securities.  Since the former shareholders of Cellectar retained the majority voting interest in the combined business, the Acquisition (see Note 2) will be accounted for as a reverse acquisition whereby Cellectar will be treated as the acquirer for accounting and financial reporting purposes.

The unaudited pro forma condensed combined financial statements assume that the Acquisition will be accounted for using the purchase method of accounting in accordance with ASC Topic 805 – Business Combinations.  The total purchase price has been preliminarily allocated based on available information and the preliminary estimates and assumptions that management believes are reasonable.  The allocation of the purchase price has not been finalized and the actual adjustments may change when the final valuation of certain intangible assets is determined.  Accordingly, there can be no assurance that the final allocation of purchase price will not materially differ from the preliminary allocations reflected in the unaudited pro forma combined financial statements.

2. ACQUISITION

Conversion of Convertible Notes and Payment of Long-Term Debt

On April 8, 2011, immediately prior to the Acquisition, Cellectar paid the note payable to a bank in full settlement of the note.  The payment was made in order to avoid an event of default that would have occurred as a result of the change of control that occurred at the time of the Acquisition.

On January 31, 2011, the holders of convertible notes agreed to convert the outstanding principal of $2,720,985 and unpaid interest, immediately prior to the Acquisition, into a fixed total of 4,181,535 shares of common stock of the Company, provided that the note holders invested a minimum amount in the private placement that was completed in connection with the Acquisition.  Such conversion occurred on April 8, 2011. The revised conversion terms resulted in the issuance of an additional 343,963 shares of common stock than would have been issued if the notes had been converted in accordance with their original terms.

Merger Agreement

On April 8, 2011, Novelos completed the acquisition of Cellectar, Inc. (“Cellectar”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) between Novelos, Cellectar and Cell Acquisition Corp., a wholly owned subsidiary of Novelos (the “Merger Subsidiary”). As a result, Cellectar was merged into the Merger Subsidiary (the “Acquisition”) and the Merger Subsidiary, which has been renamed Cellectar, Inc., owns all assets and operates the business previously owned and operated by Cellectar.

As consideration for the Acquisition, the stockholders of Cellectar received aggregate consideration consisting of a number of shares of Novelos common stock constituting, after giving effect to the Acquisition but before giving effect to the concurrent private placement of Novelos securities described below, approximately 85% of the outstanding shares of Novelos common stock.  Prior to the Acquisition, Novelos amended and restated its certificate of incorporation and in connection therewith, among other things, effected a 1-for-153 reverse split of its common stock (the “Reverse Split”), which has been retroactively reflected in the accompanying pro forma financial statements.  Immediately prior to the Acquisition, there were approximately 2,959,871 shares of Novelos common stock outstanding. Novelos then issued 17,001,596 shares of Novelos common stock to the former stockholders of Cellectar upon the effective date of the Acquisition.  Warrants and options to purchase Novelos common stock that were outstanding prior to the Acquisition remained outstanding following the Acquisition. These consist of warrants to purchase a total of 315,164 shares of Novelos common stock with prices ranging from $16.07 to $191.25 and options to purchase a total of 49,159 shares of Novelos common stock with prices ranging from $1.53 to $1,072.53.

XMS Capital Partners, the financial advisor to Cellectar in connection with the Acquisition, received a cash fee of $200,000 upon the completion of the Acquisition in consideration of their services.  Rodman & Renshaw, LLC (“Rodman”), financial advisor to Novelos in connection with the Acquisition, received a cash fee of $250,000 upon the completion of the Acquisition in consideration of their services.  These amounts will be recorded to general and administrative expense as of the date of the Acquisition.

Securities Purchase Agreement

Concurrently with the execution of the Merger Agreement, Novelos entered into a Securities Purchase Agreement with certain accredited investors under which it sold an aggregate of 6,846,537 units, each unit consisting of one share of its common stock and a warrant to purchase one share of its common stock, at a price of $0.75 per unit, for gross proceeds of approximately $5,135,000.  The warrants have an exercise price of $0.75 and expire on March 31, 2016.  The warrant exercise price and/or the common stock issuable pursuant to such warrant will be subject to adjustment for stock dividends, stock splits or similar capital reorganizations so that the rights of the warrant holders after such event will be equivalent to the rights of warrant holders prior to such event.

Rodman, the placement agent for the financing, was paid a cash fee equal to $200,000 and issued warrants to purchase 192,931 shares of the Company’s common stock (having an exercise price of $0.75 and which expire March 31, 2016) in consideration for their advisory services with respect to the financing pursuant to the placement agency agreement between Rodman and Novelos.  Rodman is entitled to registration rights with respect to the shares of common stock issuable upon exercise of these warrants.  These amounts will be recorded as a reduction of gross proceeds received.

Purchase Accounting

The Acquisition will be accounted for using the purchase method of accounting as a reverse acquisition.  In a reverse acquisition, the post-acquisition net assets of the surviving combined company includes the historical cost basis of the net assets of the accounting acquirer, Cellectar, plus the fair value of the net assets of the accounting acquiree, Novelos.  Further, under the purchase method, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values and the excess of the purchase price over the estimated fair value of the identifiable net assets is presented as excess purchase price over net assets acquired.  The cost of acquisition and related purchase price allocation is based on preliminary evaluation of the fair value of assets and liabilities assumed of Novelos and may change when the final valuation of certain intangible assets is determined.

The purchase price as of the acquisition date was $2,219,903 and was determined based on the fair value of the shares of common stock retained by Novelos shareholders at the date of Acquisition.

The following table summarizes the Company’s preliminary estimated fair values of the assets acquired and the liabilities assumed at the date of acquisition.

Consideration - issuance of securities	$2,219,903

Prepaid expenses and other assets	$71,892
Fixed assets	6,515
Accrued liabilities	(250,008)
Deferred revenue	(391,666)
Derivative liability	(56,050)
Excess of purchase price over net assets acquired	1,933,349

Total purchase price – net of cash acquired of $905,871	$1,314,032

The excess of purchase price over net assets acquired will be allocated to intangibles and goodwill once the Company completes the final allocation of purchase price.  Since the Company does not anticipate recording intangibles which have definite lives, the pro forma statements of operations do not include any amortization of intangibles as the purchase price allocation has not been finalized (see Note 1).

3. PRO FORMA ADJUSTMENTS

Balance sheet adjustments

(a)	Represents the net impact on cash for the following items:

Net cash proceeds from the issuance of common stock and warrants issued in the private placement completed in connection with the Acquisition, net of fees	$4,894,903
Adjustment to reflect the payment of merger costs upon the consummation of the Acquisition.	(450,000)
Reclassification of restricted cash in connection with the release of a restriction on cash as described in (b)	500,000
Adjustment to reflect the payoff of a bank note in connection with the Acquisition as described in (g)	(625,745)
Total adjustment to cash and cash equivalents	$4,319,158

(b)	Adjustment to reflect the release of a restriction on cash required as collateral on the bank note. The bank note was paid in full (as described in (g) below) in connection with the Acquisition.

(c)
Adjustment to reflect the offset of deferred issuance costs against the proceeds received in connection with the private placement of common stock and warrants that was completed in connection with the Acquisition.

(d)	Adjustment to record the preliminary estimate of the excess of purchase price over net assets acquired in connection with the Acquisition (see Note 2).

(e)
Adjustment to reflect the conversion of convertible debt and accumulated interest into common stock, which conversion was completed immediately prior to the Acquisition and was in contemplation of the Acquisition.

(f)	Adjustment to reduce the fair value of warrants recorded as derivative instruments to the estimated fair value at the date of Acquisition as part of preliminary purchase price allocation.

(g)
To reflect the payment of the bank note in order to avoid an event of default that would have occurred as a result of the change of control that occurred at the time of the Acquisition.  Upon payment of the bank note, the associated restriction on the related cash-collateral deposit account was released (see (b) above).

(h)
In a reverse acquisition, the capital stock account of the combined entity reflects the par value of the legal acquier’s stock (Novelos).  As such, the common stock is stated at Novelos’ par value ($0.00001) post-Acquisition.  Adjustment represents the net impact of the following items:

Issuance of common stock in connection with the conversion of debt immediately prior to the Acquisition	$42
Issuance of common stock and warrants in the private placement completed in connection with the Acquisition	68
Total adjustment to common stock	$110

(i)	Represents the net impact of the following items:

Additional paid-in capital from the issuance of common stock and warrants issued in the private placement completed in connection with the Acquisition, net of par value recorded to common stock	$4,894,835
Adjustment to reduce additional paid-in capital for deferred issuance costs associated with the private placement	(28,500)
Conversion of principal balance of convertible notes and associated accrued interest immediately prior to the Acquisition, net of par value recorded to common stock	3,171,794
Adjustment to record impact on additional paid-in capital resulting from beneficial shares that were issued on the date of Acquisition related to the convertible notes (see (k) below)	257,973
Adjustment to reflect the reduction in the fair value of warrants recorded as a derivative instrument to the estimated fair value at the date of Acquisition as part of the preliminary purchase price allocation (see (f) above)	106,710
Adjustment to reflect the preliminary estimate of excess purchase price over net assets acquired in connection with the acquisition (see (d) above)	1,933,349
Adjustment to eliminate Novelos’ accumulated deficit as described in (j) below	(74,986,768)
Total adjustment to additional paid-in capital	$(64,650,607)

(j)
In a reverse acquisition, the accumulated deficit of the accounting acquiree (Novelos) is eliminated with an offset to additional paid-in capital.  Represents the elimination of the historical accumulated deficit of Novelos with a corresponding offset to additional paid-in capital.

(k)
Represents the adjustment to reflect the impact of an increase to interest expense at March 31, 2011 related to the fair value of the beneficial conversion feature, at that date, resulting from the conversion of the outstanding principal and interest of convertible notes in connection with the Acquisition, which is assumed to have occurred on March 31, 2011 for the purpose of presentation in the pro forma balance sheet and to reflect the merger costs as a result of the consummation of the Acquisition.

Statement of operations adjustments

(l)	Represents the adjustment to reflect for transaction-related costs in connection with the Acquisition as follows:

	For the Three Months Ended March 31, 2011	For the Twelve Months Ended December 31, 2010
Adjustment to eliminate transaction related costs that were incurred prior to the consummation of the Acquisition.	$(449,347)	$(77,006)
Adjustment to reflect the merger costs as a result of the consummation of the Acquisition (as described in Note 2)	—	450,000
Total adjustment to general and administrative expense	$(449,347)	$372,994

(m)	Represents the adjustment to eliminate interest expense associated with the convertible notes and the bank note for the three-month period ended March 31, 2011.

(n)
Represents the adjustment to eliminate the interest expense for the year ended December 31, 2010 associated with the convertible notes and the bank note, net of an adjustment to reflect the additional interest expense associated with beneficial shares that were issued on the assumed date of conversion (1/1/2010) in connection with the Acquisition associated with the outstanding principal balance of $2,720,985 on convertible notes.  For the purpose of pro forma presentation, the fair value of the beneficial shares was calculated assuming the notes were converted on the date of issuance; at which time no interest would have accrued or converted resulting in a higher fair value for the pro forma presentation in the statement of operations.

Adjustment to eliminate interest expense associated with the convertible notes	$305,049
Adjustment to eliminate interest expense associated with the bank note	55,454
Adjustment to reflect the impact of the beneficial shares that were issued on the date of the conversion of the convertible notes in connection with the acquisition	(463,269)
Total adjustment to interest income (expense), net	$(102,766)

(o)
Represents the elimination of the accruing dividends and an adjustment to deemed dividends on Novelos’ convertible preferred stock, which is assumed to have been exchanged for common stock on January 1, 2010 for the purpose of presentation in the pro forma statements of operations. For pro forma presentation, the deemed dividend recorded when the preferred stock was exchanged in November 2010 was recalculated based on fair value assumptions on January 1, 2010, giving effect to the Acquisition.